EXHIBIT 24.1

                                POWER OF ATTORNEY
                                -----------------

                               (CFCD Savings Plan)


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Consolidated Freightways Corporation (the "Company"), does hereby constitute and appoint Stephen D. Richards and David F. Morrison, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 1,500,000 shares of the Company's Common Stock issuable pursuant to the Consolidated Freightways Corporation of Delaware Savings Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


DATED:  March 31, 1997



                                       W. ROGER CURRY
                                       -----------------------------------------
                                       W. Roger Curry

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY
                                -----------------

                               (CFCD Savings Plan)


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Consolidated Freightways Corporation (the "Company"), does hereby constitute and appoint Stephen D. Richards and David F. Morrison, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 1,500,000 shares of the Company's Common Stock issuable pursuant to the Consolidated Freightways Corporation of Delaware Savings Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


DATED:  March 31, 1997



                                       DAVID F. MORRISON
                                       -----------------------------------------
                                       David F. Morrison

                                                                   EXHIBIT 24.1

                                POWER OF ATTORNEY
                                -----------------

                               (CFCD Savings Plan)


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Consolidated Freightways Corporation (the "Company"), does hereby constitute and appoint Stephen D. Richards and David F. Morrison, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 1,500,000 shares of the Company's Common Stock issuable pursuant to the Consolidated Freightways Corporation of Delaware Savings Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


DATED:  March 31, 1997



                                       ROBERT W. HATCH
                                       -----------------------------------------
                                       Robert W. Hatch

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY
                                -----------------

                               (CFCD Savings Plan)


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Consolidated Freightways Corporation (the "Company"), does hereby constitute and appoint Stephen D. Richards and David F. Morrison, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 1,500,000 shares of the Company's Common Stock issuable pursuant to the Consolidated Freightways Corporation of Delaware Savings Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


DATED:  March 31, 1997



                                       J. FRANK LEACH
                                       -----------------------------------------
                                       J. Frank Leach

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY
                                -----------------

                               (CFCD Savings Plan)


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Consolidated Freightways Corporation (the "Company"), does hereby constitute and appoint Stephen D. Richards and David F. Morrison, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 1,500,000 shares of the Company's Common Stock issuable pursuant to the Consolidated Freightways Corporation of Delaware Savings Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


DATED:  March 31, 1997



                                       JAMES B. MALLOY
                                       -----------------------------------------
                                       James B. Malloy

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY
                                -----------------

                               (CFCD Savings Plan)


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Consolidated Freightways Corporation (the "Company"), does hereby constitute and appoint Stephen D. Richards and David F. Morrison, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 1,500,000 shares of the Company's Common Stock issuable pursuant to the Consolidated Freightways Corporation of Delaware Savings Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


DATED:  March 31, 1997



                                       RAYMOND F. O'BRIEN
                                       -----------------------------------------
                                       Raymond F. O'Brien